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                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                              SHARES
VXG
                                     VAXGEN
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                             AND A STATEMENT AS TO THE RIGHTS,
                                           PREFERENCES, AND PRIVILEGES OF SHARES
                                                     CUSIP 922390 20 8

THIS CERTIFIES THAT









IS THE OWNER OF


FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.01 PER SHARE, OF


                                  VAXGEN, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:



/s/ Ralph M. Pais                                         /s/ Robert C. Nowinski
---------------------                                     ----------------------
     SECRETARY                                             CHAIRMAN OF THE BOARD



                                  VAXGEN, INC.
                                   CORPORATE
                                      SEAL
                                    NOV 27,
                                      1995
                                    DELAWARE



COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY
   ---------------------------
       AUTHORIZED SIGNATURE


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                                  VAXGEN, INC.

     The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders, thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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
     TEN COM  --  as tenants in common                            UNIF GIFT MIN ACT -- ________________ Custodian __________________
     TEN ENT  --  as tenants by the entireties                                             (Cust)                      (Minor)
     JT TEN   --  as joint tenants with right of
                  survivorship and not as tenants                                     under Uniform Gifts to Minors
                  in common                                                           Act _____________________________
                                                                                                    (State)

                                                                  UNIF TRF MIN ACT -- _________________ Custodian (until age ______)
                                                                                         (Cust)
                                                                                      _____________________ under Uniform Transfers
                                                                                           (Minor)
                                                                                      to Minors Act _______________________________
                                                                                                               (State)


                              Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


___________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________

                                        __________________________________________________________________________________________
                                        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                               NOTICE:  THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
Signature(s) Guaranteed                 WHATEVER.


By ________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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